EXHIBIT 32(b)
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002 (18 U.S.C. Section 1350)
     The undersigned executive officer of TD Banknorth Inc. (the “Registrant”) hereby certifies that the Registrant’s Form 10-K for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Stephen J. Boyle

Name: Stephen J. Boyle
Title: Chief Financial Officer

Date: March 10, 2006
Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to TD Banknorth Inc. and will be retained by TD Banknorth Inc. and furnished to the Securities and Exchange Commission or its staff upon request.